UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 29, 2012
VHGI HOLDINGS, INC.
(Exact name of Company as specified in its charter)
Delaware	000-17520	75-2276137
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
777 Main Street, Suite 3100, Fort Worth, Texas	75032
(Address of principal executive offices)	(Zip Code)
Company’s telephone number, including area code: (817) 820-7080

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.     Dcparture of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

On May 25, 2012, Scott A. Haire informed VHGI Holdings, Inc. (the "Company") that he would be resigning from his positions as a member and chairman of the Company's Board of Directors and as the Company's Chief Financial Officer. His resignation was effective as of May 25, 2012. A copy of Mr. Haire's letter of resignation has been filed with this form as Exhibit 17.1.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit.
No.             Description
17.1            Resignation Letter of Scott A. llaire, dated May 25, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VHGI HOLDINGS, INC.
(Company)

Date	May 29, 2012
By:		/s/ Douglas P. Martin
Name:		Douglas P. Martin
Title:		Chief Executive Officer